SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2000
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                            ZIASUN TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
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(Address of principal executive offices)                              (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     Agreement to Acquire Asia Prepress Technology, Inc.
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     On May 22, 2000, the Registrant entered into a Merger Agreement and Plan of
Reorganization with Asia Prepress Technology, Inc. ("Asia Prepress"), a Maryland corporation, under which the Registrant would acquire Asia Prepress, for consideration of $100,000 cash and 100,000 shares of restricted common stock of the Registrant. In addition, pursuant to the terms of the agreement, the Registrant would assume the working capital line of credit of Asia Prepress in the amount of $250,000 of which there is presently a balance of principal and accrued interest owing of $159,228.28 as of June 1, 2000..

     Asia Prepress which is headquartered in Burnie Maryland, and has operations in the Philippines, is an Internet-based provider of electronic book and document conversion and data entry services. Asia Prepress provides a true 24/7 keyboarding operation for conversion of books and other hard-copy documents into a searchable electronic format via the Internet.

     The Registrant anticipates the closing to occur within 30 days. A copy of the Merger Agreement and Plan of Reorganization is attached hereto and incorporated by reference.

     Agreement to Acquire Asia Internet Services.com, Inc.
     ----------------------------------------------------

     On May 22, 2000, the Registrant also entered into a Merger Agreement and Plan of Reorganization with Asia Internet Services.com, Inc. ("Asia Internet"), a Maryland corporation, under which the Registrant would acquire Asia Internet, for consideration of $200,000 cash and 150,000 shares of restricted common stock of the Registrant.

     Asia Internet which is headquartered in Burnie Maryland, and has operations in the Philippines, is an Internet-based provider of background customer service for its client's websites. Asia Internet Services provides a true 24/7 response center for its background website customer service, wherein they become the first point-of-contact response for any inquiries to a given customer's website.

     The Registrant anticipates the closing to occur within 30 days. A copy of the Merger Agreement and Plan of Reorganization is attached hereto and incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)  Exhibits.
          --------

          10.45 Merger Agreement and Plan of Reorganization dated May 22, 2000, between ZiaSun Technologies, Inc. and Asia Prepress Technology, Inc.

          10.46 Merger Agreement and Plan of Reorganization dated May 22, 2000, between ZiaSun Technologies, Inc. and Asia Prepress Technology, Inc.

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
                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: June 5, 2000                          /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and CEO
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